Manor
                                      Investment Funds, Inc.



                                          Semi-Annual Report
                                               June 30, 1998





                                                Fund Office:
                                          15 Chester Commons
                                           Malvern, PA 19355
                              610-722-0900      800-787-3334



                                                 Managed by:
                               Morris Capital Advisors, Inc.




                Manor Investment Funds, Inc.
                     15 Chester Commons
                     Malvern, PA  19355

                                               June 30, 1998

Dear Fellow Shareholders:

     I am pleased to report that the Manor Fund continued to grow, ending the quarter with $2.4 million in total assets.
This growth is the result of new shareholder contributions and market performance. I thank each of you for contributing to our success.

     Your Fund performed well, rising 1.99% during the 2nd
Quarter, and 15.25% for the year-to-date. We outperformed the average mutual fund in our category by 1.79% during the quarter and 3.63% for the year-to-date.

     Our strong performance was due, in part, to holdings in Chrysler, McDonalds, and K-Mart. Chrysler rose dramatically after the merger offer from Daimler-Benz, while McDonalds and K-Mart rose on the improving performance of their underlying businesses. The Fund also enjoyed strong returns from Pfizer, duPont and Delta Airlines.

     We used the cash inflow from shareholder purchases to add to many of our core holdings during the quarter. We elected not to add to the positions of some of our stronger performers because their growth raised their weightings in the Fund without the additional purchases. During the quarter we sold Raytheon, received in a spin-off from General Motors, and we sold the St. Paul Companies, received in the merger with US F&G. We used the proceeds of the sale of St. Paul to purchase Mellon Bank.

     The 2nd Quarter was a period of uncertainty for many investors following the tremendous run-up earlier in the year. The market declined through much of the quarter, and then, despite concerns about lower corporate profits, rallied. While it is impossible to predict the future, the market seems to believe that the effect of the slowdown in Asia will be offset by a strong domestic economy, low inflation, and declining interest rates.

     I have been asked several times lately if this is the time to sell and move money out of the stock market. My answer is the same as at the beginning of the year. We are in this for the long-term, and despite the day-to-day market fluctuations, the companies that we hold in the Manor Fund continue to be good investments. Don't expect unending double digit returns, but your investment in the Manor Fund should do well over the long-term, and you will avoid unnecessary capital gains taxes trying to time the stock market.

                                   Sincerely,
                                   Daniel A. Morris

 Manor Investment      Portfolio of         June 30, 1998
    Funds Inc.          Investments

                                Market
                                 Value
Common & Preferred Stock  92.7 %

Consumer Staples  8.4%
    1,100  Coca Cola           94,050
    1,870  Gillette
                               106,356
                               200,406
Retail    10.5%
      970  Kmart Preferred      67,900
           Class T
    1,740  McDonalds           120,060
    1,060  Sears, Roebuck &
           Co.                  64,726
                               252,686
Medical    6.1%
      430  Merck                57,512
      810  Pfizer               88,037
                               145,549
Automobile 9.7%
    1,500  Chrysler Corp.       84,562
    1,190  General Motors       79,507
    1,040  Goodyear Tire        67,015
                               231,084
Basic Materials 4.5%
    1,450  DuPont              108,297
                               108,297
Construction 4.2%
    1,660  Masco               100,430
                               100,430
Multi-Industry  10.5%
    2,610  Allied Signal       115,819
    1,480  General Electric    134,495
                               250,314
Computer    9.0%
      980  Hewlett-Packard      58,678
      830  Int. Bus. Machines   95,294
      830  Intel                61,524
                               215,496
Oils   3.2%
      900  Chevron              75,375
                                75,375
Finance    24.1%
    1,360  Allstate Insurance  124,525
    2,010  Conseco              94,219
    3,980  MBNA Corp.          131,589
    1,280  Mellon Bank          89,200
    2,270  Travelers, Inc.     137,619
                               577,152
Transportation  2.5%
      460  Delta Airlines       59,455
                                59,455
           Total Common &    2,216,244
           Preferred Stock

Cash and Cash      7.2%
Equivalents
           FNB West Chester     14,949
           Demand Deposit
           FNB West Chester     60,082
           Investor's Choice
           US T-bill due
           9/17/98              98,958

                               173,989

Total Portfolio             $2,390,233




              Statement of Assets & Liabilities
                Manor Investment Funds, Inc.
                        June 30, 1998





Assets
Investments at market value      $ 2,390,232.79
(cost: $  1,984,475.74)

Receivable for:
                Dividends      -  0  -
                Interest        379.91

                                          379.91

                                    2,390,612.70



Liabilities and Net Assets
Payable for:
                 Expenses     2,324.70
                 Payable to    -  0  -
                 shareholders
                                        2,324.70

                                  $ 2,388,288.00




Fund Shares outstanding              150,511.277


Pricing of Shares
Net Asset Value per share               $  15.87




                   Statement of Operations
                Manor Investment Funds, Inc.
                        June 30, 1998





Investment Income
                 Dividends                 $11,179.93
                 Interest                    2,596.82
                 Accrued Income change         113.47

                                                     $ 13,890.22




Expenses
                 Trustee Fee                 1,098.12
                 Management Fee              8,653.54
                 Misc. Fee                   2,398.39
                 Accrued Expense change      1,688.84

                                                       13,838.89


Net Investment Income                                      51.33



Realized and unrealized gain on investments:


Realized gain on securities transactions:

                  Proceeds from sales       53,936.71
                  Cost of  securities sold  49,216.67

                                                        4,720.04

Unrealized appreciation(depreciation) of investments:

                  Beginning of period      157,258.07
                  End of period            405,757.05

                                                      248,498.98


Net realized and unrealized gain on investments:      253,219.02



Net increase in net assets from operations         $  253,270.35





             Statement of Changes in Net Assets
                Manor Investment Funds, Inc.
                        June 30, 1998





From Operations:
                  Net Investment income                      $  51.33
                  Net realized gain from security sales      4,720.04
                  Net change in unrealized appreciation    248,498.98



Net increase in net assets from operations                 253,270.35


Deductions to shareholders from:
                  Net investment income                       -  0  -
                  Net realized short term gain                -  0  -
                  Net realized long term gain                 -  0  -

                                                              -  0  -



From Fund share transactions:
                  Reinvestment of dividends and               -  0  -
                  gain distributions
                  Proceeds from shares sold                 729,452.01
                  Payments for shares redeemed              -93,836.47

Net increase in net assets from Fund share transactions     635,615.54


Total increase in net assets                                888,885.89


Net assets:
                  Beginning of period                     1,499,402.11

                   End of period                        $ 2,388,288.00











             Top Five Holdings    June 30, 1998

Company                    Industry            % of Net Assets
Travelers                  Finance                  5.8 %
General Electric           Multi-Industry           5.6 %
MBNA Corp.                 Finance                  5.5 %
Allstate Insurance         Finance                  5.2 %
Mc Donalds                 Retail                   5.0 %









            Top Five Industries     June 30, 1998

Industry                % of Net Assets
Finance                     24.1 %
Retail                      10.5 %
Multi-Industry              10.5 %
Automobile                   9.7 %
Computer                     9.0 %









                                                        Annualized
                       Total Return  Year to Date    Total  Return
                           3 Months      1998      Since Inception

Manor Investment Funds       1.99 %      15.25 %        19.19 %

Lipper Growth &              0.20 %      11.62 %        22.67 %
Income Fund Index

S&P 500 Index                3.30 %      17.71 %        29.74 %